Exhibit 10.2

FIRST AMENDMENT (this “Amendment”)

Dated November 14, 2024 to:

that certain AGREEMENT FOR THE PROVISION OF A LOAN FACILITY OF UP TO US$ 40,000,000 dated as of September 14, 2022 (the “Loan Agreement”) between KREOS CAPITAL VII AGGREGATOR SCSP, a special limited partnership incorporated in Luxembourg under registered number B264706 whose registered office is at 1 Boulevard de la Foire, L-1528, Luxembourg (the “Lender” or “Kreos”, which expressions shall include its successors and assigns), and BIOLINERX LTD., a company incorporated in Israel under registered number 513398750 whose registered office is at 2 HaMa’ayan Street, Modi’in 7177871, Israel (the “Borrower”).

WHEREAS:

A.	The parties to this Amendment (the “Parties”) have entered into the Loan Agreement;

B.	The Parties wish to amend certain terms of the Loan Agreement.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereby agree as follows:

1.	Definitions

Unless otherwise defined herein, capitalized terms used in this Amendment shall have the meaning ascribed to them under the Loan Agreement.

2.	Condition Precedent

The restructuring as set forth in this Section 3 below, is subject to the following conditions (the “Conditions Precedent”):

(i)	Borrower and Ayrmid Pharma Ltd. (“Ayrmid”) executing the license agreement in the form attached hereto as Schedule A-1 (the “License Agreement”);

(ii)	Kreos executing the consent with respect to the License Agreement in the form attached hereto as Schedule A-2 (the “Consent Letter”);

(iii)	Borrower shall have received from Ayrmid the Upfront Payment (as defined in the License Agreement) in the amount $10,000,000;

(iv)	Borrower shall have completed an equity investment round pursuant to which it raised from Ayrmid at least $9,000,000;

(v)
Borrower shall have made a partial loan prepayment to Lender in the amount of $10,000,000 (which includes principal, interest, a pro-rata share of the End of Loan Payment and a pro-rata set-off the Advanced Payment, in relation to such prepayment);

(vi)	Borrower shall have paid to Lender an additional amount of $6,500,000 in lieu of the Revenue-Based Fee (the “Revenue-Based Payment”).

3.	New Repayment Schedule

Subject to the fulfillment of the Conditions Precedent, effective as of December 1, 2024, instead of repayment of the outstanding Loan (principal and interest accrued thereon) according to the last repayment schedules issued pursuant to the Loan Agreement, the Borrower shall repay the outstanding amount of the Loan (principal and interest accrued on all Tranches drawn down under the Loan Agreement) according to the new repayment schedule attached hereto as Schedule B (the “New Repayment Schedule”).

Each payment under the New Repayment Schedule shall be made on the date specified in the New Repayment Schedule.

4.	Milestone Payments

Upon receipt of any Sales Milestone Payment (as defined in the License Agreement), Borrower shall pay to Lender, within 7 days from receipt of such Sales Milestone Payment, an amount equal to 10% of such Sales Milestone Payment (the “Kreos Milestone Payment”). Each Kreos Milestone Payment shall upon receipt by Lender be deducted from the then outstanding principal amount owed by Borrower to Lender under the Loan Agreement, and Lender shall issue to Borrower an amended Repayment Schedule to reflect to such deduction.

5.	Minimum Cash Balance

Section 8.5 to the Loan Agreement shall be deleted and replaced in its entirety with the following:

"during the Security Period the Borrower shall at all times maintain a cash balance of at least Four Million US Dollars (US$4,000,000)."

6.	Termination of Revenue-Based Fee

Subject to the payment of the Revenue-Based Payment to Lender, Section 8.6 to the Loan Agreement shall be deleted in its entirety.

7.	Survival of Provisions

Except as otherwise expressly amended hereby as set forth above, the provisions of the Loan Agreement and all other documents executed in connection therewith shall remain in full force and effect, insofar as they do not contradict this Amendment.

8.	General Provisions

8.1.	Expenses

The Borrower shall bear the costs and expenses incurred by the Lender in connection with the negotiation and execution of this Amendment to be paid upon closing of this Amendment.

8.2.	Entire Agreement

This Amendment shall be deemed for all intents and purposes as an integral part of the Loan Agreement. The Loan Agreement, as amended by this Amendment, together with and all ancillary documents thereunder, constitute the entire agreement of the Parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the Parties hereto with respect to the subject matter hereof. In the event of any contradiction between the terms of the Loan Agreement, and the terms of this Amendment, the terms of this Amendment shall prevail.

8.3.	Counterparts

This Amendment may be executed in counterparts (including email copies in pdf format or the like, or signed with DocuSign, e-sign or any similar form of signature by electronic means), each of which shall be an original, but all such counterparts shall together constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment.

BORROWER

BIOLINERX LTD.

By: ______________________
Name: Philip Serlin
Title:   CEO

LENDER

KREOS CAPITAL VII AGGREGATOR SCSP

By:______________________
Name: __________________
Title: ______________________

SCHEDULE A-1
License Agreement

SCHEDULE A-2
Consent Letter

SCHEDULE B
New Repayment Schedule

DUE DATE	DEPOSIT	OTHER	CAPITAL	INTEREST	TOTAL INFLOWS	NET CASHFLOWS	BALANCE
							13,809,975.49
01-Dec-24			373,242.58	109,328.97	482,571.55	482,571.55	13,436,732.91
01-Jan-25			373,242.58	106,374.14	479,616.72	479,616.72	13,063,490.33
01-Feb-25			373,242.58	103,419.30	476,661.88	476,661.88	12,690,247.75
01-Mar-25			373,242.58	100,464.46	473,707.04	473,707.04	12,317,005.17
01-Apr-25			373,242.58	97,509.62	470,752.21	470,752.21	11,943,762.59
01-May-25			373,242.58	94,554.79	467,797.37	467,797.37	11,570,520.01
01-Jun-25			373,242.58	91,599.95	464,842.53	464,842.53	11,197,277.43
01-Jul-25			373,242.58	88,645.11	461,887.69	461,887.69	10,824,034.85
01-Aug-25			373,242.58	85,690.28	458,932.86	458,932.86	10,450,792.27
01-Sep-25			373,242.58	82,735.44	455,978.02	455,978.02	10,077,549.69
01-Oct-25			373,242.58	79,780.60	453,023.18	453,023.18	9,704,307.10
01-Nov-25			373,242.58	76,825.76	450,068.35	450,068.35	9,331,064.52
01-Dec-25			373,242.58	73,870.93	447,113.51	447,113.51	8,957,821.94
01-Jan-26			373,242.58	70,916.09	444,158.67	444,158.67	8,584,579.36
01-Feb-26			373,242.58	67,961.25	441,203.83	441,203.83	8,211,336.78
01-Mar-26			373,242.58	65,006.42	438,249.00	438,249.00	7,838,094.20
01-Apr-26			373,242.58	62,051.58	435,294.16	435,294.16	7,464,851.62
01-May-26			373,242.58	59,096.74	432,339.32	432,339.32	7,091,609.04
01-Jun-26			373,242.58	56,141.90	429,384.49	429,384.49	6,718,366.46
01-Jul-26			373,242.58	53,187.07	426,429.65	426,429.65	6,345,123.88
01-Aug-26			373,242.58	50,232.23	423,474.81	423,474.81	5,971,881.29
01-Sep-26			373,242.58	47,277.39	420,519.97	420,519.97	5,598,638.71
01-Oct-26			373,242.58	44,322.56	417,565.14	417,565.14	5,225,396.13
01-Nov-26			373,242.58	41,367.72	414,610.30	414,610.30	4,852,153.55
01-Dec-26			373,242.58	38,412.88	411,655.46	411,655.46	4,478,910.97
01-Jan-27			373,242.58	35,458.05	408,700.63	408,700.63	4,105,668.39
01-Feb-27			373,242.58	32,503.21	405,745.79	405,745.79	3,732,425.81
01-Mar-27			373,242.58	29,548.37	402,790.95	402,790.95	3,359,183.23
01-Apr-27			373,242.58	26,593.53	399,836.11	399,836.11	2,985,940.65
01-May-27			373,242.58	23,638.70	396,881.28	396,881.28	2,612,698.07
01-Jun-27			373,242.58	20,683.86	393,926.44	393,926.44	2,239,455.49
01-Jul-27			373,242.58	17,729.02	390,971.60	390,971.60	1,866,212.90
01-Aug-27			373,242.58	14,774.19	388,016.77	388,016.77	1,492,970.32
01-Sep-27			373,242.58	11,819.35	385,061.93	385,061.93	1,119,727.74
01-Oct-27			373,242.58	8,864.51	382,107.09	382,107.09	746,485.16
01-Nov-27			373,242.58	5,909.67	379,152.26	379,152.26	373,242.58
01-Dec-27	(504,133.53)	793,128.00	373,242.58	2,954.84	376,197.42	665,191.89	(0.00)